                             UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549
                               FORM 8-K/A
                            CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act
0f 1934
Date of Report April 20, 2001
 ...............................................................................
                            Cantronics Corporation
       (Exact name of Registrant as specified in its charter)
 ...............................................................................

          Nevada                    000-29097                    86-0930437
(State or other jurisdiction  (Commission File Number)
(IRS Employer
    of incorporation)                                       Identification)

  116-3823 Henning Drive - Burnaby, British Columbia, Canada V5C  6P3
         (Address of principal executive offices)           (Zip Code)

                              (604) 294-6588
            (Registrant's telephone number, including area code)
 ...............................................................................

    ITEM 7. Financial Statements.

On April 2, 2001, Registrant erroneously filed draft financialsfor Cantronic Systems, Inc. on Form 8-K. The current financials are correctly filed.

The following Financial Information is attached to this filing:

1 Cantronic Systems, Inc. Audited Financial Statements for the years ended January 31, 2000, 1999 and, Unaudited Interim
Financial Statements for nine months ended October 31, 2000 and 1999.

2 Pro Forma Financial Information.


                         SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Cantronics Corporation


                                      By:  /s/ James Zahn
   Dated: April 19, 2001              ____________________________
                                        President


      Unaudited Pro Forma Consolidated Financial Information
     --------------------------------------------------------
The Unaudited Pro Forma Consolidated Financial Information reflectsfinancial information which gives effect to the acquisition of the one outstanding common share of Cantronic Systems Inc.
("Cantronic") in exchange for 59,000,000 shares of common stock of the Registrant, (concurrent with the acquisition, the Registrant changed its name from Solo & Hurst, Inc. to Cantronics Corporation) already issued and outstanding.

The Pro Forma Consolidated Statements included herein reflect the use of the purchase method of accounting for the above transaction. The acquisition of Cantronic (which closed on December 18, 2000) was accounted for as a reverse acquisition as the former stockholder of Cantronic controlled the voting common shares of the Company immediately after the acquisition. Such financial information has been prepared from, and should be read in conjunction with, the historical financial statements and notes thereto included elsewhere in this 8-K current report as well as the 10-QSB quarterly reports and the 10-KSB annual report of the Registrant.

The Pro-forma Consolidated Balance Sheet gives effect to the transaction as if it had occurred on October 31, 2000. The Pro Forma Consolidated Statements of Operations give effect to the transaction as if it had occurred at the beginning of the earliest period presented, combining the results of the Registrant and Cantronic for the nine-month period ended October 31, 2000 and for the year ended January 31, 2000.

The Pro Forma Consolidated Financial Information is unaudited and is not necessarily indicative of the consolidated results which actually would have occurred if the above transactions had been consummated at the beginning of the periods presented; nor does it purport to present the results of operations for future periods.

                       Cantronics Corporation
                Pro-Forma Consolidated Balance Sheet
                    (Expressed in US dollars)
                             (Unaudited)


                        Cantronic                                   Pro-forma
October 31, 2000         Systems     Solo & Hurst    Adjustments(1)  Balance
-------------------------------------------------------------------------------
 Assets
 Current
   Cash             $    157,735     $      -          $    -      $ 157,735
   Short-term deposits   189,975            -               -        189,975
   Investments           238,074            -               -        238,074
   Accounts receivable   176,625            -               -        176,625
   Inventory              34,000            -               -         34,000
                    ----------------------------------------------------------
                         796,409            -               -        796,409

  Property and equipment  60,085            -               -         60,085
  Deferred income taxes    1,141            -               -          1,141
                   -----------------------------------------------------------
                     $   857,635     $      -           $   -      $ 857,635

==============================================================================

  Liabilities and Stockholders' Equity

  Liabilities

   Current
   Accounts payable  $   229,449     $      -           $   -     $  229,449
   Accrued liabilities    27,091            -               -         27,091
   Income taxes payable   11,015            -               -         11,015
   Customer deposits     275,112            -               -        275,112
   Due to related parties267,493            -               -        267,493
                     --------------------------------------------------------
                         810,160            -               -        810,160
   Stockholders' equity
     Capital stock
      Authorized
       5,000,000 preferred shares
      90,000,000 common shares,
       $0.001 par value

    Issued
    60,000,000 common shares 135        60,000          59,865        60,000
                                                       (60,000)
    Retained earnings
   (accumulated deficit) 34,475        (60,000)        (59,865)      (25,390)
                                                        60,000
    Accumulated other comprehensive
            income       12,865            -                -         12,865
                     ----------------------------------------------------------
                         47,475            -                -         47,475
                     ----------------------------------------------------------
                   $    857,635     $      -       $        -     $  857,635
                     ==========================================================
        The accompanying note is an intergral part of these pro-forma consolidated financial statements

                            Cantronics Corporation
               Pro-Forma Consolidated Statement of Operations
                          (Expressed in US dollars)
                                 (Unaudited)


                                                                    Pro-Forma
For the nine months           Cantronic                            Consolidated
ended October 31, 2000         Systems   Solo & Hurst Adjustments(1)  Balance
-------------------------------------------------------------------------------
   Sales                  $  1,025,450   $       -     $      -    $1,025,450
   Cost of sales               737,814           -            -       737,814
                        -------------------------------------------------------
                               287,636           -            -       287,636
                        -------------------------------------------------------
Expenses
 Advertising and promotion         398           -            -           398
 Depreciation                   13,805           -            -        13,805
 Bank charges and interest       5,750           -            -         5,750
 Office and miscellaneous        4,836           -            -         4,836
 Professional fees              23,185           -            -        23,185
 Rent                           22,925           -            -        22,925
 Research and development       22,698           -            -        22,698
 Telephone and utilities         6,608           -            -         6,608
 Travel and business development13,477           -            -        13,477
 Vehicle                         2,585           -            -         2,585
 Wages and employee benefits    63,537           -            -        63,537
                         ------------------------------------------------------
                               179,804           -            -       179,804
                         ------------------------------------------------------
 Income from operations        107,832           -            -       107,832
                         ------------------------------------------------------
 Other income (expense)
  Foreign exchange gains        36,231           -            -        36,231
  Gains on sale of assets        9,181           -            -         9,181
  Interest and other             9,259           -            -         9,259
                         ------------------------------------------------------
                                54,671           -            -        54,671
                         ------------------------------------------------------
  Net income before taxes      162,503           -            -       162,503
                         ------------------------------------------------------
 Income taxes
   Current                      11,339           -            -        11,339
   Deferred                     15,235           -            -        15,235
                         ------------------------------------------------------
                                26,574           -            -        26,574
                         ------------------------------------------------------
   Net income for the period $ 135,929     $     -        $   -    $  135,929
===============================================================================
 Income per share -
 basic and diluted           $   0.002     $     -                 $    0.002
                          =============================          =============

 Weighted average
 shares outstanding         59,000,000       60,000,000            60,000,000
                          =============================          ==============
         The accompanying note is an integral part of these pro-forma consloidated financial staatements.

                            Cantronics Corporation
               Pro-Forma Consolidated Statement of Operations
                          (Expressed in US dollars)
                                 (Unaudited)


                                                                   Pro-Forma
                             Cantronic                            Consolidated
   For the year ended        Systems    Solo & Hurst  Adjustments(1) Balance
   January 31, 2000
-------------------------------------------------------------------------------
   Sales                $   1,609,901    $     -      $     -      $ 1,609,901
   Cost of sales            1,343,685          -            -        1,343,685
                        -------------------------------------------------------
                              266,216          -            -          266,216
Expenses
   Advertising and promotion    1,119          -            -            1,119
   Depreciation                14,240          -            -           14,240
   Bank charges and interest    6,166          -            -            6,166
   Office and miscellaneous     4,190          -            -            4,190
   Professional fees            6,891          -            -            6,891
   Rent                        47,916          -            -           47,916
   Research and development    47,165          -            -           47,165
   Telephone and utilities      7,913          -            -            7,913
   Travel and business
   development                 16,345          -            -           16,345
   Vehicle                      3,464          -            -            3,464
   Wages and employee benefits 42,060          -            -           42,060
                         ------------------------------------------------------
                              197,469          -            -          197,469
                         ------------------------------------------------------
   Income from operations      68,747          -            -           68,747

   Other income                                -            -
    Foreign exchange gains      8,755          -            -            8,755
    Interest and other          9,784          -            -            9,784
                         ------------------------------------------------------
                               18,539          -            -           18,539
                         ------------------------------------------------------
     Net income before taxes   87,286          -            -           87,286
    Income taxes - deferred    22,142          -            -           22,142
                         ------------------------------------------------------
 Net income for the period $   65,144     $    -       $    -       $   65,144
===============================================================================
 Income per share -
 basic and diluted         $   0.001      $    -                    $   0.001
                         ===========================             =============
 Weighted average
 shares outstanding      59,000,000       60,000,000               60,000,000
                         ===========================             =============
       The accompanying note is an integral part of these pro-forma consolidated financial statements.

                         Cantronics Corporation
          Note to the Pro-forma Consolidated Financial Statements
                        (Expressed in US dollars)
                                (Unaudited)

October 31, 2000 and January 31, 2000
-------------------------------------
To reflect the recapitalization of Cantronic Systems Inc. with the bookvalue of net assets of the Registrant at the acquisition date. Because the acquisition was accounted for as a reverse acquisition (or a recapitalization) there was neither goodwill recognized nor any adjustments to the book value of the net assets of the Registrant that would affect the pro-forma statements of operations.


     Cantronic Systems Inc.
     Financial Statements
     For the nine-month periods ended
     October 31, 2000 and 1999
     (Unaudited) and for the years ended
     January 31, 2000 and 1999
     (Amounts stated in US dollars)

     Cantronic Systems Inc.
     Financial Statements
     For the nine-month periods ended
     October 31, 2000 and 1999
     (Unaudited) and for the years ended
     January 31, 2000 and 1999
     (Amounts stated in US dollars)

                                 Contents
-------------------------------------------------------------------------------
 Independent Auditors' Report
 Financial Statements
 Balance Sheets
 Statements of Operations
 Statements of Changes in Stockholder's Equity (Deficit)
 Statements of Cash Flows
 Summary of Significant Accounting Policies
 Notes to Financial Statements


Independent Auditors' Report

To the Directors and Stockholder of
Cantronic Systems Inc.
We have audited the Balance Sheets of Cantronic Systems Inc.
as atJanuary 31, 2000 and 1999 and the Statements of Operations, Changes in Stockholder's Equity (Deficit) and Cash Flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with United States generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, these financial statements present fairly, in all material respects, the financial position of Cantronic Systems Inc. as at January 31, 2000 and 1999 and the results of its operations and its cash flows for the years then ended in accordance with United States generally accepted accounting principles.

/s/ BDO DUNWOODY LLP
Chartered Accountants
Vancouver, Canada
March 15, 2001

                           Cantronic Systems Inc.
                               Balance Sheets
                      (Amounts stated in US Dollars)

                                      October 31           January 31
                                            2000        2000         1999
-------------------------------------------------------------------------------
                            (Unaudited)
Assets
Current
      Cash                             $157,735    $      -           $76,026
     Short-term deposits (Note 2)       189,975       363,535         160,858
     Investments (Note 3)               238,074           -               -
     Accounts receivable (Note 9)       176,625       369,307          46,634
       Inventory                         34,000           -               -
       Prepaid expenses                     -             -             1,522
                                    ------------------------------------------
                                        796,409       732,842         285,040

     Property and equipment (Note 4)     60,085        64,141          37,991
     Deferred income taxes (Note 8)       1,141        16,790          37,752
                                    ------------------------------------------
                                       $857,635      $813,773        $360,783
===============================================================================
Liabilities and Stockholder's Equity (Deficit)
Current
      Bank overdraft  (Note 2)         $    -         $19,489        $    -
      Accounts payable                  229,449       360,377         148,513
      Accrued liabilities                27,091         7,054           4,725
      Income taxes payable               11,015           -               -
      Customer deposits                 275,112       259,179         107,921
      Due to related parties (Note 5)   267,493       272,130         263,869
                                    -------------------------------------------
                                        810,160       918,229         525,028
                                    -------------------------------------------
Stockholder's equity (deficit)
      Share capital
           Authorized
        10,000 common shares, no par value

     Issued
                  1 common share           135            135            135
    Retained earnings
    (accumulated deficit)               34,475       (101,454)       (166,598)
    Accumulated other
    comprehensive income                12,865         (3,137)          2,218
                                    -------------------------------------------
                                        47,475       (104,456)       (164,245)
                                    -------------------------------------------
                                   $   857,635    $   813,773    $    360,783
===============================================================================

The accompanying summary of significant accounting policies and notes are an intergal part of these financial statements.

                             Cantronic Systems Inc.
                           Statements of Operations
                        (Amounts stated in US Dollars)

                            For the nine months ended     For the years ended
                                  October 31                   January 31
                               2000        1999          2000          1999
-------------------------------------------------------------------------------
          (Unaudited)
     Sales                 $1,025,450    $1,265,429  $1,609,901     $882,527
      Cost of sales           737,814     1,048,263   1,343,685    1,016,157
                           ---------------------------------------------------
      Gross profit (loss)     287,636       217,166     266,216     (133,630)
                           ---------------------------------------------------
Expenses
     Advertising and promotion    398           327       1,119          335
     Depreciation              13,805         7,845      14,240        6,428
     Bank charges and interest  5,750         4,702       6,166        4,050
      Office and miscellaneous  4,836         3,370       4,190        1,351
       Professional fees       23,185         6,388       6,891        4,590
       Rent                    22,925        34,611      47,916       11,974
    Research and development
    (Note 6)                   22,698        46,544      47,165          -
      Telephone and utilities   6,608         6,222       7,913        2,710
     Travel and business
     development               13,477        12,049      16,345        5,337
       Vehicle                  2,585         2,525       3,464          526
   Wages and employee benefits 63,537        27,446      42,060        2,099
                            --------------------------------------------------
                              179,804       152,029     197,469       39,400
                            --------------------------------------------------
   Income (loss) from
   operations                 107,832        65,137      68,747     (173,030)
                             --------------------------------------------------
Other income (expense)
   Foreign exchange
   gains (losses)             36,231          2,591       8,755       (3,198)
   Gain on sale of investments11,950            -           -            -
      Interest and other       6,490          6,067       9,784        1,532
                            ---------------------------------------------------
                              54,671          8,658      18,539       (1,666)
                            ---------------------------------------------------
   Income (loss) before
   income taxes              162,503         73,795      87,286     (174,696)
                            ---------------------------------------------------
   Income taxes
     Current                  11,339            -           -            -
     Deferred (recovery)      15,235         15,625      22,142      (38,271)
                            ---------------------------------------------------
                              26,574         15,625      22,142      (38,271)
                            ---------------------------------------------------
    Net income (loss)
    for the period          $135,929     $   58,170   $  65,144  $  (136,425)
===============================================================================
Pro-forma income (loss)
per share - basic and diluted $0.002     $   0.001        $0.001 $   (0.002)
                           ===================================================
Pro-forma weighted average
shares outstanding (Note 10) 59,000,000 59,000,000    59,000,000   59,000,000
                           ====================================================

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

                            Cantronic Systems Inc.
          Statement of Changes in Stockholder's Equity (Deficit)
                         (Amounts stated in US Dollars)

                                    Retained      Accumulated       Total
                                    Earnings            Other   Stockholder's
                Common Stock      (Accumulated   Comprehensive      Equity
               Shares   Amount       Deficit)        Income        (Deficit)
-------------------------------------------------------------------------------
Balance,
February 1, 1998  1     $135       $(30,173)         $   -        $ (30,038)
                                  ---------------------------------------------
Net loss for
the year          -     -          (136,425)             -         (136,425)
Foreign exchange
translation
adjustment        -     -               -              2,218          2,218
                                   --------------------------------------------
Total comprehensive loss           (136,425)           2,218       (134,207)
                ---------------------------------------------------------------
 Balance,
January 31, 1999 1      135        (166,598)           2,218       (164,245)
Net income
for the year     -      -            65,144              -           65,144
Foreign exchange
translation
adjustment       -      -               -             (5,355)        (5,355)
 Total comprehensive income          65,144           (5,355)        59,789
                ---------------------------------------------------------------
 Balance,
January 31,2000  1      135        (101,454)          (3,137)      (104,456)
Net income
for the period   -       -          135,929              -          135,929
Foreign exchange
translation
adjustment       -       -              -                513            513
Unrealized gains
on available-
for-sale
securities       -       -              -             15,489         15,489
                                     -----------------------------------------
 Total comprehensive income         135,929           16,002        151,931
                ---------------------------------------------------------------
Balance,
October 31,
2000 (unaudited) 1     $ 135        $34,475          $12,865      $  47,475
==============================================================================
The accompanyinf summary of signigicant accounting policies and notes are an integral part of these financial statements.

                           Cantronic Systems Inc.
                          Statements of Cash Flows
                       (Amounts stated in US Dollars)
                           For the nine months ended      For the years ended
                                   October 31                  January 31
                                2000         1999         2000           1999
-------------------------------------------------------------------------------
            (Unaudited)
Cash provided by (used in)
Operating activities
 Net income (loss) for
the period                   $135,929    $  58,170    $  65,144  $  (136,425)
Adjustments to reconcile net
income (loss) for the period to cash flows
provided by (used in) operating activities
 Depreciation                  13,805        7,845       14,240        6,428
 Deferred income taxes         15,235       15,625       22,142      (38,271)
 Gain on sale of investments  (11,950)         -             -           -
Loss on disposal of property
 and equipment                  2,769          -             -           -
(Increase) decrease in assets
 Accounts receivable          179,120      (90,236)     (313,053)    (14,462)
 Inventory                    (35,000)         -             -            -
 Prepaid expenses                 -          1,543         1,543      (1,543)
Increase (decrease) in liabilities
 Accounts payable            (116,014)      85,437       200,340      85,561
 Accrued liabilities           20,993        4,865         2,065       1,771
 Income taxes payable          11,339          -              -          -
 Customer deposits             28,985      112,754       143,453     109,405
                           ----------------------------------------------------
                              245,211      196,003       135,874      12,464
                           ----------------------------------------------------
Investing activities
 Purchase of property
and equipment                 (28,381)      (1,996)      (38,095)     (4,236)
 Proceeds on sale of
available-for-
sale securities               125,163          -             -           -
 Purchase of available-
for-sale
securities                   (342,342)         -             -           -
 Proceeds on disposal of
property and equipment          2,500          -             -           -
                           ----------------------------------------------------
                             (243,060)      (1,996)      (38,095)     (4,236)
Financing activities
 Advances from related parties 33,876       63,0256        8,5104     96,022
Repayment of advances
     from related parties     (14,335)     (70,245)      (72,124)   (271,773)
          Bank overdraft      (19,033)         -          19,033         -
                           ----------------------------------------------------
                                  508       (7,220)       15,419     224,249
                           ----------------------------------------------------
Increase in cash
       and equivalents          2,659      186,787       113,198     232,477
Effect of foreign exchange
    on cash and equivalents   (18,484)       8,186        13,453      (3,245)
    Cash and equivalents,
    beginning of period       363,535      236,884       236,884       7,652
                           ----------------------------------------------------
    Cash and equivalents,
    end of period            $347,710  $   431,857      $363,535    $236,884
===============================================================================
Represented by
        Cash                $157,735       $29,084      $    -       $76,026
      Short-term deposits    189,975       402,773       363,535     160,858
                           ----------------------------------------------------
                            $347,710  $    431,857      $363,535    $236,884
===============================================================================
Supplemental Information (Note 11)

The accompany summary of significant accounting policies and notes are an \ integral part of these financial satements.

                          Cantronic Systems Inc.
               Summary of Significant Accountin Policies
-------------------------------------------------------------------------------
 Basis of Presentation
----------------------
These financial statements are stated in US dollars and are prepared in accordance with United States generally accepted accounting principles.

     The Company has selected January 31 as its fiscal year end.

 Interim Financial Statements
-----------------------------
 The financial information as of October 31, 2000 and for the nine months ended October 31, 2000 and1999 is unaudited. In the opinion of management, it contains all the necessary adjustments consisting of normal recurring accruals necessary for the fair presentation of the results of that period. The information is not necessarily indicative of the results of operations expected for the fiscal year end.

 Foreign Currency Translation
------------------------------
 The Company's functional currency is the Canadian dollar as all operations to date have been conducted out of the Company's head office in Burnaby, British Columbia. These consolidated financial statements are stated in US dollars for comparisonpurposes with other industry competitors registered with the Securities and Exchange Commission ("SEC") in the United States. Assets and liabilities denominated in Canadian dollars are translated to US dollars using the exchange rate in effect at the period end date. Revenue and expenses are translated to US dollars using the average rate of exchange for the respective period. Gains and losses on exchange are recorded as comprehensive income (loss) and are reported separately in Stockholders' Equity.

 The Company also conducts transactions in currencies other than the Canadian dollar. These amounts are translated as follows.
Transactions are translated at the rate in effect on the transaction date. Monetary assets and liabilities denominated in foreign currencies are then translated using the rate in effect at the period end. The resulting gain or loss from foreign currency transactions is charged to the Statement of Operations.

 Use of Estimates
------------------
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from these estimates. The assets which required management to make significant estimates and assumptions in determining carrying values included deferred income taxes and property and equipment.

 Financial Instruments
----------------------
The Company's financial assets and liabilities consist of cash, short-term deposits, investments, accounts receivable, bank overdraft, accounts payable, accrued liabilities and amounts due to related parties. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. Except for amounts due to related parties, the fair values of these financial instruments approximates their carrying values due to the short term or demand nature of these assets and liabilities. It is not practical to determine the fair value of amounts due to related parties.

 Cash Equivalents
------------------
The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

 Investments
------------
Available-for-sale securities are carried at fair market value with unrealized holding gains and losses included in stockholder's equity. Realized gains and losses are determined on an average cost basis when securities are sold.

 Inventory
-----------
Inventory consisting of finished goods purchased for resale is stated at the lower of cost and net realizable value.
Cost is generally determined on the first-in, first-out basis.

 Property and Equipment
------------------------
Property and equipment is stated at cost less accumulated depreciation. Depreciation based on the estimated useful life of the asset is calculated at the following rates:
         Demonstration equipment- 20% diminishing balance basis
         Furniture and fixtures - 20% diminishing balance basis
         Computer equipment     - 30% diminishing balance basis
         Automotive equipment   - 30% diminishing balance basis

Leasehold improvements are depreciated over the remaining term of the underlying premises lease which approximates its estimated useful life.

 Impairment of Long-Lived Assets
--------------------------------
On a quarterly basis, the Company evaluates the future recoverability of its property and equipment in accordance with SFAS No. 121, "Accounting for the Impairment of Long-lived
Assets to be Disposed of". SFAS No. 121 requires recognition of impairment of long-lived assets in the event the net book value of such assets exceeds the estimated undiscounted future cash flows attributable to such assets or the business to which such assets relate. No impairment was required to be recognized during the periods presented in these financial statements.

 Revenue Recognition
--------------------
Revenue is recognized when goods are
shipped
to customers  which is when title to the goods passes.
 AdvertisingThe Company follows the provisions of Statement of
Position 93-7 in accounting for the costs of advertising.
Advertising costs
are charged to expense in the period incurred.

 Research and Development
--------------------------
 Research and development costs, which include the cost of materials and services consumed, and salariesand wages of personnel directly engaged in research and development, are expensed as incurred. Research and development costs are reduced by related government assistance in the period received.

 Income Taxes
--------------
The Company follows the provisions of SFAS No. 109, "Accounting for
Income Taxes", which requires the Company to recognize deferred tax liabilities and assets for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns using the liability method. Under this method, deferred tax liabilities and assets are determined based on the temporary differences between the financial statement carrying amounts and tax bases of assets and liabilities using enacted rates in effect in the years in which the differences are expected to reverse.

 Loss Per Share
---------------
Loss per share is computed in accordance with SFAS
No. 128, "Earnings Per Share". Basic loss per share is calculated by dividing the net loss by the weighted average number of common shares outstanding for the period on a pro-forma basis after giving effect to the reverse acquisition described in Note 10. Diluted earnings per share reflects the potential dilution of securities that could share in earnings of an entity. In loss periods, dilutive common equivalent shares are excluded as the effect would be anti-dilutive.

For each of the periods covered by these financial statements there were no common equivalent shares granted or outstanding.

 New Accounting Pronouncements
-------------------------------
In June 1998, SFAS No. 133, "Accounting forDerivative Instruments and
Hedging Activities" was issued. SFAS No.
133 required companies to recognize all derivatives contracts as either assets or liabilities on the balance sheet and to measure them at fair value. If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of
(i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change. SFAS No. 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 2000.

Historically, the Company has not entered into derivatives contracts either to hedge existing risks or for speculative purposes.
Accordingly, the adoption of the standard on January 1, 2001 did not affect the Company's financial statements.

In July 2000, the Emerging Issues Task Force ("EITF") reached a consensus on EITF Issue 00-10 "Accounting for Shipping and Handling Fees and Costs", which requires that freight charges billed to customers be included in net sales. The Consensus is effective for the fourth quarter of fiscal years beginning after December 15, 1999. Adoption of the standard did not affect the Company's financial statements.

                        Cantronic Systems Inc.
                    Notes to Financial Statements
                    (Amounts stated in US Dollars)
-------------------------------------------------------------------------------

    1.Nature of Business
  -----------------------
The Company was incorporated under the laws of the Province of British Columbia on February 28, 1997 and carries on operations in
Burnaby, British Columbia. The Company is engaged in the operation of designing, marketing and selling industrial condition monitoring equipment and infrared imaging systems. In December 2000, the Company's stockholder completed a share exchange agreement with Solo & Hurst,
Inc. an inactive Nevada company, which resulted in the Company becoming a wholly-owned subsidiary of Solo & Hurst, Inc. (Note 10)
------------------------------------------------------------------------------

   2.Bank Overdraft

The bank overdraft was due on demand and bears interest at
the bank's
prime rate, calculated and payable monthly. It was
collateralized by a
general security agreement covering all assets and a
hypothecation of
short-term deposits with a minimum balance of Euro125,000.
------------------------------------------------------------------------------

   3.Investments

Investments consist of available-for-sale equity securities acquired during the nine months ended October 31, 2000 and are summarized as follows as of October 31, 2000:
                                               Gross       Gross
                                          Unrealized  Unrealized
                                   Cost        Gains      Losses  Market Value
                            --------------------------------------------------
                            $  222,585       $17,407   $  (1,918)     $238,074
                            ==================================================

------------------------------------------------------------------------------

   4.Property and Equipment

                                           October 31           January 31
                                                 2000       2000         1999
                                        --------------------------------------

                                           (Unaudited)
      Demonstration equipment          $        49,030   $   35,938  $  25,103
      Furniture and fixtures                     7,340        6,509      6,227
      Computer equipment                        13,909       11,397      8,353
      Automotive equipment                      10,949       32,890      5,973
      Leasehold improvements                     4,033            -          -
                                       ---------------------------------------
                                                85,261        86,734    45,656
      Accumulated depreciation                  25,176        22,593     7,665
                                       ---------------------------------------
                                       $        60,085    $   64,141  $ 37,991
                                       =======================================
------------------------------------------------------------------------------

                            Cantronic Systems Inc.
                       Notes to Financial Statements
                       (Amounts stated in US Dollars)
-------------------------------------------------------------------------------

   5.Related Party Transactions
--------------------------------
The following table summarizes the Company's related party transactions for the period:
                                 Nine months ended
                                    October 31        Years ended January 31
                              2000        1999       2000           1999
                             -----------------------------------------------
                                             (Unaudited)
Sales to Beijing
Saisiai M&E Corp., (a
foreign company
significantly influenced
by a director of the
 Company)                  $243,753       $135,826   $ 168,109  $       -
Engineering, technical,
marketing and other
services paid or payable to
 Beijing Saisiai M&E Corp. $ 85,806      $108,986    $ 138,913  $       -
 Salaries paid to directors$ 62,000     $  13,936    $  24,051  $       -

These transactions are in the normal course of operations and are measured at the exchange value (the amount of consideration established and agreed to by the related parties). Beijing Saisiai M&E Corp.
("BSME") performs various services for the Company. Additionally, the Company sells its products to BSME. Pursuant to an agreement dated February
1, 1999, cancellable at any time on sixty days notice, the Company sells products to BSME at a price equal to the Company's cost plus 7.5%.

The following transactions not in the normal course of operations are measured at carrying value:

Assumption of amount
due to CSI Industrial
Systems Ltd (a company
controlled by a director)
by a director of the
    Company               $   6,903    $  136,542 $ 137,025  $    -
Purchase of property and
equipment from CSI
 Industrial Systems Ltd.  $   6,761    $      -   $    -     $ 26,281
Sale of property and
equipment  to a director
of the Company            $  16,903    $      -   $    -     $    -

                         Cantronic Systems Inc.
                     Notes to Financial Statements
                    (Amounts stated in US Dollars)
-------------------------------------------------------------------------------
   5.Related Party Transactions - Continued
--------------------------------------------
At the end of the period, the amounts due from (to) related
parties are as follows:
                                         October 31       January 31
                                           2000        2000         1999
                                  ---------------------------------------------
                                                  (Unaudited)
Beijing Saisiai M&E Corp. - included
     in accounts receivable (payable)     $70,392    $(93,348)   $     -
                                  =============================================
     CSI Industrial Systems Ltd.         $    -     $     -      $ (119,272)
     Directors of the Company            (267,493)   (272,130)     (144,597)
                                  ---------------------------------------------
                                        $(267,493)  $(272,130)    $(263,869)
                                  =============================================

Amounts due to related parties are non-interest bearing, unsecured and without specific terms of repayment.
-------------------------------------------------------------------------------
   6.Research and Development
-----------------------------
The Company expensed the following software research and development costs net of grants received during the periods:

                         Nine months ended October 31 Years ended January 31
                              2000       1999           2000          1999
----------------------------------------------------------------------------
                                              (Unaudited)
        Salaries          $18,394      $7,829         $12,410      $    -
       Materials           16,091      39,735          40,000           -
     Government grants    (11,787)     (1,020)         (5,245)          -
                       ------------------------------------------------------
                          $22,698     $46,544         $47,165       $   -
                       ======================================================

   7.Commitments
------------------
The Company has an operating lease for its premises at approximately $1,350 per month, expiring in July 2001. The minimum annual lease payments in connection with this lease are as follows:

                     Period ended January 31
                                    2001 (three months)-$16,300
                                    2002 (six months)-$  8,100

The Company has not commenced negotiations for an extension of its current premises lease.

   8.Income Taxes
------------------
The tax effects of temporary differences that give rise to the
Company's deferred tax assets are as follows:
                                         October 31         January 31
                                           2000        2000          1999
                                         --------------------------------------
                                                      (Unaudited)
      Tax loss carryforwards             $  -          $17,573      $ 37,555
            Other                         1,141           (783)          197
                                         --------------------------------------
                                         $1,141        $16,790      $ 37,752
                                         ======================================

The provision for income taxes reconciles the amount estimated using the statutory income tax rate for British Columbia resident corporations not eligible for the small business deduction as follows:

                              Nine months ended
                                 October 31             Years ended January 31
                              2000         1999            2000         1999
                          ----------------------------------------------------
                                (Unaudited)
Provision (benefit) at
  corporate statutory rate  $   74,133   $ 33,665        $39,820  $  (79,696)
Effect of difference due to
  small business deduction     (47,559)   (18,040)       (17,678)     41,425
                            --------------------------------------------------

                            $   26,574   $ 15,625        $22,142  $  (38,271)
                            ==================================================
The Company evaluates its valuation allowance requirements based on projected future operations. When circumstances change and this causes a change in management's judgement about the recoverability of deferred tax assets, the impact of the change on the valuation allowance is reflected in current income.

------------------------------------------------------------------------------
                                                        Cantronic systems Inc.
                                                 Notes to Financial Statements
                                                (Amounts stated in US Dollars)
------------------------------------------------------------------------------

   9.Sales and Credit Concentration
   ---------------------------------

The Company designs, markets and sells industrial condition monitoring equipment and infrared imaging systems to customers located in China. The Company has determined that it operates in one reporting segment.

Pursuant to sales contracts, approximately 78% of total revenue for the nine months ended October 31, 2000 was derived from four customers individually representing 32%, 24% (related, see Note 5), 12% and 10% of revenue. For the nine months ended October 31, 1999, approximately 69% of total revenue was derived from four customers (three of which are different from October 2000) individually representing 33%, 14%, 12% and 10% (related, see Note 5) of revenue.

Pursuant to sales contracts, approximately 75% of total revenue for the year ended January 31, 2000 was derived from five customers individually representing 26%, 19%, 11% 10% (related, see Note 5) and 9% of revenue. For the year ended January 31, 1999, approximately
34% of total revenue was derived from two customers each individually representing 17% of revenue.

Accounts receivable (due in US dollars and French francs) from these customers at the period ends were as follows:

                 October 31, 2000 (unaudited)   -  $ 70,392
                 January 31, 2000               -  $305,000
                 January 31, 1999               -  $    -

Additionally, accounts receivable from one other customer at
October 31, 2000 amounted to $89,000.  A different customer had $41,572 owing to the Company at January 31, 2000.
------------------------------------------------------------------------------

  10.Subsequent Events
----------------------
      a)On December 18, 2000, the Company's stockholder entered into an agreement with Solo & Hurst, Inc. whereby
Solo & Hurst, Inc. would acquire all the issued and outstanding common stock of the Company. In exchange, two directors controlling 98% of the common stock of Solo & Hurst, Inc. transferred to the Company's stockholders 59,000,000 currently issued and outstanding voting shares of Solo & Hurst, Inc. common stock. Solo & Hurst, Inc. wasincorporated in the State of Nevada on February 25, 1998 and was inactive from incorporation to the acquisition date. The acquisition closed and the shares were exchanged on December 18, 2000. The acquisition will be accounted for in subsequent fiscal periods using the purchase method of accounting as applicable to reverse acquisitions because the former stockholders of the Company controlled Solo & Hurst, Inc.'s common stock immediately upon conclusion of the transaction. Under reverse acquisition accounting, the post-acquisition entity will be accounted for as a recapitalization of the Company. Common stock issued by Solo & Hurst, Inc. will be recorded at the fair value of Solo & Hurst, Inc.'s net assets at the acquisition date, which is $Nil.

------------------------------------------------------------------------------
                                                        Cantronic Systems Inc.
                                                  Notes to Financial Statements
                                                (Amounts stated in US Dollars)
------------------------------------------------------------------------------

   10.Subsequent Events - Continued
-----------------------------------
The capital structure of Solo & Hurst, Inc. at December 18,
2000 was as follows:

Authorized
       5,000,000preferred shares
       90,000,000common shares with par value $0.001 each Issued
       60,000,000common shares

Pro-forma income (loss), as if the share exchange occurred on February 1, 1998, equals the income (loss) reported by the Company because Solo & Hurst, Inc. has been inactive since its incorporation in February 1998. The continuing company has retained January 31 as its fiscal year end. Concurrent with the acquisition, Solo & Hurst, Inc. changed its legal name to Cantronics Corporation.

   b)On February 2, 2001, Cantronics Corporation acquired
100% of the issued and outstanding shares of Condition Monitoring
Training Institute, Inc. (a British Columbia company) and its wholly-owned subsidiary Acadamy of Infrared Thermography, Inc. (a
Washington state company), in exchange for the issuance of 2,750,000 shares of common stock. The transaction will be accounted for using the purchase method of accounting. The acquired companies are in the business of training users in the use of condition monitoring equipment using infrared thermography technology.
-------------------------------------------------------------------------------
  11.Supplemental Information - Statement of Cash Flows
      a)The following investing and financing activities have
        been excluded from the Statements of Cash Flows:
                                 Nine months ended
                                     October 31         Years ended January 31
                                  2000      1999            2000        1999
                                -----------------------------------------------
                                         (Unaudited)

     Purchase of equipment
     from a director, amounts
     unpaid and included in
        due to related parties  $6,761       $  -          $   -      $26,281
     Proceeds on Sale of
     automobile to director,
     amounts offset against
     the balance due to
         related parties       $16,903       $  -          $   -       $  -

      b)No income taxes or interest was paid during the periods.